LOAN AGREEMENT

                         Dated as of January 30, 1997

INNODATA CORPORATION, a Delaware corporation, having its principal place of business at 95 Rockwell Place, Brooklyn, New York 11217 (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at One Pierrepont Plaza, Brooklyn, New York 11201-2791 (the "Bank") hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

SECTION  1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following
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terms  shall  have  the  following  meanings  (such  meanings  to  be  equally applicable  to  both  the  singular  and  plural  forms of the terms defined):

"ADJUSTED LIBOR RATE" means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded, if not already a whole multiple of 1/100 of one (.01%) percent to the nearest 1/100 of one (.01%) percent) equal to the product of (a) the LIBOR Rate and (b) Statutory Reserves.

"AFFILIATE" means, as to any Person (i) a Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person;
(ii) a Person which directly or indirectly beneficially owns or holds five (5%) percent or more of any class of voting stock of, or five (5%) percent or more of the equity interest in, such Person; or (iii) a Person five (5%) percent or more of the voting stock of which, five (5%) or more of the equity interest of which, is directly or indirectly beneficially owned or held by such Person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"AGREEMENT" means this Loan Agreement, as amended, supplemented or modified from time to time.

"BOARD  OF  GOVERNORS"  means  the  Board  of Governors of the Federal Reserve
System  of  the  United  States  of  America.

"BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York City, provided that, if the relevant day relates to a Eurodollar Loan, a Eurodollar Interest Period, or notice with respect to a Eurodollar Loan, the term "Business Day" shall mean a day on which dealings in dollar deposits are also carried on in the London Interbank Market and banks are open for business in London.

"CAPITAL LEASE" means a lease which has been or should be, in accordance with GAAP, capitalized on the books of the lessee.

"COLLATERAL" means all property which is subject or is to be subject to the Lien granted by the Security Agreement.

"COMMITMENT" means the Bank's obligation, subject to the terms and conditions hereof, to make Revolving Credit Loans to the Borrower pursuant to the terms and conditions of this Agreement and to convert the outstanding balance of such Revolving Credit Loans to the Converted Term Loan on the Conversion Date.

"CONSOLIDATED AFFILIATES" means, as to any Person from time to time, those Affiliates of such Person which are consolidated with such Person in the financial statements delivered pursuant to Section 5.01 (b).

"CONSOLIDATED CAPITAL EXPENDITURES" means, as to any Person, the aggregate amount of any expenditures (including purchase money Liens) by such Person and its Consolidated Affiliates for assets (including fixed assets acquired under Capital Leases) which it is contemplated will be used or usable in fiscal years subsequent to the year of acquisition.

"CONSOLIDATED CURRENT ASSETS" means, as to any Person, at any date, the aggregate amount of all assets of such Person and its Consolidated Affiliates which would be properly classified as current assets at such date, but excluding any prepaid items such as rent or insurance and deferred assets, all computed and consolidated in accordance with GAAP.

"CONSOLIDATED CURRENT LIABILITIES" means, as to any Person, the aggregate amount of all liabilities of such Person and its Consolidated Affiliates
(including tax and other proper accruals) which would be properly classified as current liabilities, including the current portion of the outstanding principal amount of the Notes, all computed and consolidated in accordance with GAAP.

"CONSOLIDATED EBITDA" shall mean, with respect to the Borrower and its Consolidated Affiliates for any period of determination, the sum of (i) net income excluding any non-operating income (i.e., other than in the Borrower's ordinary course of business), (ii) Interest Expense, (iii) depreciation and amortization and (iv) Federal, state and local income taxes, in each case of the Borrower and its Consolidated Affiliates on a consolidated basis for such period, computed in accordance with GAAP.

"CONSOLIDATED SUBORDINATED DEBT" means, as to any Person, all of the Subordinated Debt of such Person and its Consolidated Affiliates, computed and consolidated in accordance with GAAP.

"CONSOLIDATED TANGIBLE NET WORTH" means, as to any Person, the excess of (i) the sum of such Person's Consolidated Total Assets plus such Person's Consolidated Subordinated Debt, including the current portion thereof, less all intangible assets properly classified as such in accordance with GAAP including, but without limitation, patents, patent rights, trademarks, trade names, franchises, copyrights, licenses (other than licenses for purchased software used in such Person's ordinary course of business, in amounts not exceeding $1,300,000.00 in the aggregate), permits and goodwill, over (ii) such Person's Consolidated Total Liabilities.

"CONSOLIDATED TOTAL ASSETS" means, as to any Person, the aggregate book value of the assets of such Person and its Consolidated Affiliates after all appropriate adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset).

"CONSOLIDATED TOTAL LIABILITIES" means, as to any Person, all of the liabilities of such Person and its Consolidated Affiliates, including all items which, in accordance with GAAP would be included on the liability side of the balance sheet (other than capital stock, capital surplus and retained earnings) computed and consolidated in accordance with GAAP.

"CONSOLIDATED TOTAL UNSUBORDINATED LIABILITIES" means, as to any Person, the Consolidated Total Liabilities less Consolidated Subordinated Debt of such Person and its Consolidated Affiliates, computed and consolidated in accordance with GAAP.

"CONSOLIDATED UNFUNDED CAPITAL EXPENDITURES" means, as to any Person, Consolidated Capital Expenditures made by such Person without the incurrence of Debt; provided, however, that 100% of the purchase price of Eligible
Equipment financed with Revolving Credit Loans shall be deemed a funded capital expenditure.

"CONVERSION  DATE"  means  December  31,  1997.

"CONVERTED  TERM LOAN" shall have the meaning assigned in Section 2.05 hereof.

"CONVERTED TERM LOAN MATURITY DATE" means the third anniversary of the Conversion Date.

"CONVERTED TERM LOAN NOTE" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit B annexed hereto, evidencing the indebtedness of the Borrower to the Bank resulting from the Converted Term Loan made by the Bank to the Borrower pursuant to this Agreement.

"DEBT" means, as to any Person, (i) all indebtedness or liability of such Person for borrowed money; (ii) indebtedness of such Person for the deferred purchase price of property or services (including trade obligations); (iii) obligations of such Person as a lessee under Capital Leases; (iv) current liabilities of such Person in respect of unfunded vested benefits under any Plan; (v) obligations of such Person under letters of credit issued for the account of such Person; (vi) obligations of such Person arising under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss;
(viii) obligations secured by any Lien on property owned by such Person whether or not the obligations have been assumed; and (ix) all other liabilities recorded as such, or which should be recorded as such, on such Person's financial statements in accordance with-GAAP.

"DEBT SERVICE COVERAGE RATIO" shall mean, with respect to the Borrower and its Consolidated Affiliates on a consolidated basis for the applicable period of determination, the ratio of (A) Consolidated EBITDA less Consolidated Unfunded Capital Expenditures for the period of determination to (B) the sum of (i) the aggregate of payments of principal with respect to indebtedness for borrowed money (other than indebtedness relating to the Line of Credit or other indebtedness obtained in compliance with Section 5.02 (a) (x) hereof during the period of determination), plus (ii) the aggregate of payments of principal on Capitalized Lease obligations during the period of determination, plus
(iii) cash Interest Expense during the period of determination, plus (iv) cash dividend payments made by the Borrower and, without duplication, Consolidated Affiliates during the period of determination; provided, however, that dividends paid to or from the Borrower to or from Consolidated Affiliates, as the case may be, shall not be considered cash dividend payments for the purposes of this clause (iv).

"DEFAULT" means any of the events specified in Section 6.01 of this Agreement, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

"DOLLARS"  AND THE SIGN "$" mean lawful money of the United States of America.

"ELIGIBLE EQUIPMENT" means any item of equipment which, after giving effect to the purchase thereof through the use of proceeds of a Loan to be made hereunder, will be owned by the Borrower free and clear of any Lien, except the Bank's Lien under the Security Agreement, and which will meet each of the following criteria:

(a) such equipment constitutes personalty and "equipment", and neither constitutes nor includes, fixtures, inventory, chattel paper, accounts or contract rights as such terms are defined in the Uniform Commercial Code of New York as in effect from time to time;

(b) such equipment is not (i) a motor vehicle; (ii) the subject of any lease or conditional sales arrangement; or (iii) intended for use primarily for personal, family or household purposes;

(c) such equipment is not "consumer goods" as such terms are defined in the Uniform Commercial Code of New York as in effect from time to time;

(d) such equipment at all times will be located in either the Philippines, Sri Lanka, India, the United Kingdom or the State of New York, California, Maryland or New Jersey, and the Bank (i) has received notice of such location pursuant to Section 2.01 hereof, and (ii) continues to receive reports of the location of such equipment outside the United States as part of the Borrower's quarterly reporting requirements pursuant to Section 5.01 (b) (ii) hereof;

(e) such equipment is not interrelated or interconnected (in a manner similar to an attachment or accession) to other equipment which is not Collateral;

(f) such equipment is in good condition, repair and working order and is insured in accordance with this Agreement and the Security Agreement;

(g) with respect to any software forming a component of equipment, the Borrower has a license or a right to use such software, which license or right by its terms may be assigned to the Bank pursuant to the Security Agreement and/or an exercise by the Bank of its rights thereunder;

(h)          such  equipment  is  not  aircraft  or  aircraft  parts;  and

(i) the Bank is the holder of a first priority security interest in the Borrower's interest therein, and such security interest is perfected against all Persons and is subject to no other Liens.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and the published interpretations thereof as in effect from time to time.

"ERISA AFFILIATE" means any trade or business (whether or not incorporated) which together with any other Person would be treated, with such Person, as a single employer under Section 4001 of ERISA.

"EURODOLLAR LOAN" means a Loan bearing interest at a rate based on the Adjusted LIBOR Rate in accordance with the provisions of Article II hereof.

"EVENT OF DEFAULT" means any of the events specified in Section 6.01 of this Agreement, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

"FIXED  RATE  LOANS"  means  Eurodollar  Loans.

"GAAP"  means  Generally  Accepted  Accounting  Principles.

"GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board ("FASB") or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, operations and cash flows of a Person, except that any accounting principle or practice required to be changed by the FASB (or other appropriate board or committee of the FASB) in order to continue as a generally accepted accounting principle or practice may be so changed. Any dispute or disagreement between the Borrower and the Bank relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error, be conclusively resolved for all purposes hereof by the written opinion with respect thereto, delivered to the Bank, of the independent accountants selected by the Borrower and approved by the Bank for the purpose of auditing the periodic financial statements of the Borrower.

"HAZARDOUS MATERIALS" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation.

"INTEREST DETERMINATION DATE" means, in the case of a Fixed Rate Loan, the last day of the applicable Interest Period.

"INTEREST EXPENSE" means, with respect to the Borrower and its Consolidated Affiliates for the applicable period of determination thereof, the interest expense of the Borrower and its Consolidated Affiliates during such period determined on a consolidated basis in accordance with GAAP, and shall in any event include, without limitation (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iii) the portion of any Capital Lease obligations allocable to interest expense.

"INTEREST PAYMENT DATE" means (i) as to each Fixed Rate Loan, the first Business Day of each month during the applicable Interest Period and the last day of the applicable Interest Period and (ii) as to each Prime Rate Loan, the first Business Day of each month.

"INTEREST PERIOD" means (i) as to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day in the calendar month that is one, two, three, six or twelve months thereafter; as the Borrower may elect (or, if there is no numerically corresponding day, on the last Business Day of such month), and (ii) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) no Interest Period in respect of a Fixed Rate Loan representing a portion of the principal required to be paid in accordance with the terms hereof may be selected unless the outstanding Prime Rate Loans and Fixed Rate Loans for which the relevant Interest Periods end on or prior to the date of such payment are in an aggregate amount which will be sufficient to make such payment, (iv) interest shall accrue from and including the first day of such Interest Period to but excluding the date of payment of such interest, and (v) no Interest Period of particular duration with respect to a Eurodollar Loan may be selected by the Borrower if the Bank determines, in its sole discretion, that Eurodollar Loans with such maturities are not generally available.

"INVESTMENT" means any stock, evidence of Debt or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guaranty of loans made to others (except for current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms in the ordinary course of business) and any purchase of (i) any security of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase, or any other investment.

"LIBOR RATE" means the rate (rounded upwards, if not already a whole multiple of 1/16 of one (1%) percent, to the next higher of 1/16 of one (1%) percent) at which dollar deposits approximately equal in principal amount to the requested Eurodollar Loan and for a maturity equal to the requested Interest Period are offered in immediately available funds to the London office of the Bank by leading banks in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, three (3) Business Days prior to the commencement of such Interest Period.

"LIEN" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

"LINE OF CREDIT" shall have meaning ascribed thereto in Section 5.02(a) (x) hereof.

"LOAN" OR "LOANS" means the Revolving Credit Loans or the Converted Term Loan or any or all of the same as the context may require and includes Prime Rate Loans and Fixed Rate Loans.

"LOAN DOCUMENTS" means this Agreement, the Notes, the Security Agreement and any other document executed or delivered pursuant to this Agreement, the Swap Documentation or the Line of Credit.

"MATERIAL ADVERSE CHANGE" means, as to any Person, (i) a material adverse change in the financial condition, business, operations, properties or results of operations of such Person or (ii) any event or occurrence which could have a material adverse effect on the ability of such Person to perform its obligations under the Loan Documents.

"MULTIEMPLOYER PLAN" means a Plan described in Section 4001(a) (3) of ERISA which covers employees of the Borrower or any ERISA Affiliate.

"NOTE" OR "NOTES" means the Revolving Credit Note or the Converted Term Loan Note or any or all of the same as the context may require.

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"PERMITTED INVESTMENTS" means, after giving effect to Investments made by the Borrower in accordance with the terms and conditions hereof (i) direct obligations of the United States of America or any governmental agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) time certificates of deposit having a maturity of one year or less issued by any commercial bank organized and existing under the laws of the United States or any state thereof and having aggregate capital and surplus in excess of $1,000,000,000.00; (iii) money market mutual funds having assets in excess of $2,500,000,000; (iv) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investor Services, Inc. or Standard & Poor's Corporation, respectively; or (v) tax exempt securities rated Prime 2 or better by Moody's Investor Services, Inc. or A-1 or better by Standard & Poor's Corporation.

"PERSON" means an individual, partnership, corporation (including a business trust), joint stock -company, trust, unincorporated association, joint venture or other entity or a federal, state or local government, or a political subdivision thereof or any agency of such government or subdivision.

"PLAN" means any employee benefit plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

"PRIME RATE" means the rate per annum announced by the Bank from time to time as its prime rate in effect at its principal office on a 360-day basis; each change in the Prime Rate shall be effective on the date such change is announced to become effective.

"PRIME RATE LOAN" means a Loan bearing interest at the Prime Rate plus the margin as set forth in Section 2.08 hereof.

"PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

"REGULATION D" means Regulation D of the Board of Governors, as the same may be amended and in effect from time to time.

"REGULATION G" means Regulation G of the Board of Governors, as the same may be amended and in effect from time to time.

"REGULATION T" means Regulation T of the Board of Governors, as the same may be amended and in effect from time to time.

"REGULATION U" means Regulation U of the Board of Governors, as the same may be amended and in effect from time to time.

"REGULATION X" means Regulation X of the Board of Governors, as the same may be amended and in effect from time to time.

"REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA.

"REVOLVING  CREDIT  LOANS"  shall  have  the  meaning assigned to such term in
Section  2.01  of  this  Agreement.

"REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit A annexed hereto, evidencing the aggregate indebtedness of the Borrower to the Bank resulting from Revolving Credit Loans made by the Bank to the Borrower pursuant to this Agreement.

"SECURITY AGREEMENT" means a security agreement, in substantially the form of Exhibit C annexed hereto, to be executed and delivered pursuant to the terms of this Agreement.

"STATUTORY RESERVES" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board of Governors and any other banking authority to which the Bank is subject with respect to the Adjusted LIBOR Rate for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to the Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

"SUBORDINATED DEBT" means Debt of any Person, the repayment of which the obligee has agreed in writing, on terms which have been approved by the Bank in advance in writing, shall be subordinate and junior to the rights of the Bank with respect to Debt owing from such Person to the Bank.

"SUBSIDIARY" means, as to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership or joint venture of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or more of its Subsidiaries.

"SWAP DOCUMENTATION" shall have the meaning ascribed thereto in Section 3.01(i) hereof.

SECTION  1.02.  COMPUTATION  OF  TIME  PERIODS.  In  this  Agreement  in   the
                -------------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

SECTION  1.03.  ACCOUNTING  TERMS.  Except  as  otherwise  herein specifically
                ------------------
provided, each accounting term used herein shall have the meaning given to it under GAAP. Without limiting the generality of the foregoing, the term "current portion" shall mean that portion of the amount to be received or expended, as the case may be, during the immediately next succeeding four (4) consecutive fiscal quarterly periods reflected in the financial statements having been most recently delivered to the Bank in accordance with the terms and conditions hereof.



                                  ARTICLE II

                         AMOUNT AND TERMS OF THE LOANS

SECTION 2.01. THE REVOLVING CREDIT LOANS. The Bank agrees, on the date of this
              ---------------------------
Agreement, and on the terms and conditions and in reliance upon the representations and warranties hereinafter set forth in this Agreement, to lend to the Borrower prior to the Conversion Date such amounts as the Borrower may request from time to time (individually, a "Revolving Credit Loan" or collectively, the "Revolving Credit Loan"), provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any one time shall not exceed One Million ($1, 000,000.00) Dollars (the "Commitment"), or such lesser amount of the Commitment as may be reduced pursuant to the terms hereof. Revolving Credit Loans borrowed and repaid may not be reborrowed and the Commitment shall be reduced by the amount of such repaid Revolving Credit Loans. The Bank shall have no obligation to respond to a notice given under
Section 2.02 hereof or to make a Revolving Credit Loan unless (1) the Bank shall have received, at least 3 days prior to the proposed date of the requested Revolving Credit Loan, true and complete copies of purchase invoices (in form and substance satisfactory to the Bank) in respect of the equipment which is to be purchased with the proceeds of such requested Revolving Credit Loan; (2) the Borrower demonstrates to the Bank's satisfaction that such equipment meets all of the criteria of Eligible Equipment including, without limitation, the name of the country outside the United States or the name(s) of the State(s) and counties within the United States within which such equipment will be located; and (3) the Revolving Credit Loan to be used to pay up to 80% of the purchase price of such equipment will constitute the only Debt incurred with respect to such equipment, and each request by the Borrower for a Revolving Credit Loan hereunder shall constitute the Borrower's representation and warranty that the substance of each of clauses (2) and (3) above, and all information provided in compliance therewith, is true and complete in all respects.

Each Revolving Credit Loan shall be a Prime Rate Loan or a Fixed Rate Loan (or a combination thereof) as the Borrower may request subject to and in accordance with Section 2.02. The Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the Revolving Credit Note. Subject to the other provisions hereof, Revolving Credit Loans of more than one type may be outstanding at the same time.

SECTION  2.02.  NOTICE  OF  REVOLVING  CREDIT  LOANS.
                -------------------------------------

(a) The Borrower shall give the Bank irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) at least three (3) Business Days prior to each Revolving Credit Loan comprised in whole or in part of one or more Eurodollar Loans, and (ii) prior to 11:00 a.m. on the day of each Revolving Credit Loan consisting solely of a Prime Rate Loan. Such notice shall specify the date of such borrowing, the amount thereof, and whether such Loan is to be (or what portion or portions thereof are to be) a Prime Rate Loan or a Fixed Rate Loan and, if such Loan or any portion therefore is to consist of one or more Fixed Rate Loans, the principal amounts thereof and Interest Period or Interest Periods with respect thereto. If no election as to a type of Loan is specified in such notice, such Loan (or portion thereof as to which no election is specified) shall be a Prime Rate Loan. If no election as to the Interest Period is specified in such notice with respect to any Eurodollar Loan, the Borrower shall be deemed to have selected an Interest Period of one month's duration.

(b) The Borrower may elect, subject to the terms and conditions hereof, to continue a Fixed Rate Loan or a portion thereof from one Interest Period into a subsequent Interest Period by giving the Bank at least three (3) Business Days' prior written, telex, telephonic (immediately confirmed in writing) or facsimile irrevocable notice of its intention to do so (subject to availability). If no such election is made, or if an election is made to continue a Fixed Rate Loan at the end of its Interest Period when such Loans are not available, and the applicable Fixed Rate Loan is not otherwise continued or converted, such Fixed Rate Loan shall automatically be converted to a Prime Rate Loan on the expiration of such Interest Period.

(c) No Interest Period may be selected with respect to a Loan which would, in either case, end later than the Conversion Date or the Converted Term Loan Maturity Date.

SECTION  2.03.  REVOLVING  CREDIT NOTE. Each Revolving Credit Loan shall be in
                -----------------------
the minimum principal amount, and in minimum multiples thereafter, of One Hundred Thousand ($100,000.00) Dollars, except that if a Prime Rate Loan so requested shall exhaust the remaining available Commitment, such Prime Rate Loan may be in an amount equal to the amount of the remaining available Commitment, and shall be evidenced by the Revolving Credit Note of the Borrower. The Revolving Credit Note shall be dated the date hereof and be in the principal amount of One Million ($1,000,000.00) Dollars, and shall mature on the Conversion Date, at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Revolving Credit Note shall be entitled to the benefits and subject to the provisions of this Agreement.

At the time of the making of each Revolving Credit Loan and at the time of each payment of principal thereon, if any, the holder of the Revolving Credit
Note is hereby authorized by the Borrower to make a notation on the schedule annexed to the Revolving Credit Note of the date and amount, and the type and Interest Period of the Revolving Credit Loan or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Revolving Credit Note with respect to such Revolving Credit Loan, and any payment of principal on the Revolving Credit Note by the Borrower shall not be affected by the failure to make a notation thereof on said schedule.

SECTION  2.04.  CONVERSION  AND CONTINUATION OF LOANS. The Borrower shall have
                --------------------------------------
the right, at any time, on three (3) Business Days' prior irrevocable written notice to the Bank (which notice, to be effective, must be received by the Bank not later than 11:00 a.m., New York City time, on the third (3rd) Business Day preceding the date of any continuation or conversion (i) to continue any Fixed Rate Loan or portion thereof into a subsequent Interest Period (subject to availability) or (ii) to convert a Prime Rate Loan into a Fixed Rate Loan (subject to availability), subject to the following:

(a) no Event of Default shall have occurred and be continuing at the time of any proposed conversion or continuation;

(b) in the case of a continuation or conversion of fewer than all Loans, the aggregate principal amount of each Fixed Rate Loan continued or converted shall be in the minimum amount of $100,000 and in minimum multiples of $100,000;

(c) each continuation or conversion shall be effected by the Bank applying the proceeds of the new Loan to the Loan (or portion thereof) being continued or converted;

(d) if the new Loan made as a result of a continuation or conversion shall be a Fixed Rate Loan, the first Interest Period with respect thereto shall commence on the date of continuation or conversion;

(e) each request for a Eurodollar Loan which shall fail to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

(f) in the event that the Borrower shall not give notice to continue a Fixed Rate Loan as provided above, such Loan shall automatically be converted into a Prime Rate Loan at the expiration of the then current Interest Period.

SECTION  2.05.  CONVERSION  DATE:  MAKING  OF  CONVERTED  TERM  LOAN.
                -----------------------------------------------------

(a) The Borrower shall be obligated to pay to the Bank on the Conversion Date the then outstanding principal amount of the Revolving Credit Loans and all accrued but unpaid interest thereon. The Bank agrees, upon the terms and subject to the conditions hereof including, without limitation, the conditions of Section 3.03 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, to make a converted term loan (the "Converted Term Loan") to the Borrower, on the Conversion Date in an amount equal to the lesser of the Commitment or the aggregate principal amount of Revolving Credit Loans then outstanding under the Revolving Credit Note.

(b) The Bank shall make the Converted Term Loan by crediting the amount thereof towards the repayment of the principal amount of Revolving Credit Loans outstanding under the Revolving Credit Note.

(c) The Converted Term Loan shall bear interest, at the Borrower's option, at a rate per annum equal to an interest rate based upon the Eurodollar Rate or upon the Prime Rate, in each case, as set forth in Section 2.08 hereof.

SECTION  2.06.  CONVERTED  TERM  LOAN  NOTE.  The Converted Term Loan shall be
                ----------------------------
evidenced by the Converted Term Loan Note of the Borrower. The Converted Term Loan Note shall be dated the Conversion Date and shall mature on the Converted Term Loan Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Converted Term Loan Note shall be entitled to the benefits and subject to the provisions of this Agreement.

SECTION  2.07. REPAYMENT OF CONVERTED TERM LOAN NOTE. The principal balance of
               --------------------------------------
the Converted Term Loan Note together with interest at the applicable interest rate(s) shall be payable in thirty-six (36) monthly installments, due on the first Business Day of each month beginning on the first such day after the Conversion Date, and continuing on the first Business Day of each calendar month thereafter, each such installment being in an amount equal to 1/36th of the principal amount of the Converted Term Loan.

SECTION  2.08.  PAYMENT  OF  INTEREST.
                ----------------------

(a) In the case of a Prime Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to 3/4% in excess of the Prime Rate (which interest rate shall change when and as the Prime Rate changes). Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Prime Rate Loan. Any change in the rate of interest on a Note due to a change in the Prime Rate shall take effect as of the date of such change in the Prime Rate.

(b) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBOR Rate plus three and one half of one (3 1/2%) percent. Interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Eurodollar Loan and on each Interest Determination Date. The Bank shall determine the rate of interest applicable to each requested Eurodollar Loan for each Interest Period at 11:00 a.m., New York City time, or as soon as practicable thereafter, three (3) Business Days prior to the commencement of such Interest Period and shall notify the Borrower of the rate of interest so determined. Such determination shall be conclusive absent manifest error.

SECTION  2.09.  USE  OF  PROCEEDS.  The proceeds of the Revolving Credit Loans
                ------------------
shall be used by the Borrower to finance not more than 80% of the purchase price of Eligible Equipment covered by invoices delivered to the Bank prior to the making of a Revolving Credit Loan, all pursuant to Section 2.01 hereof. The proceeds of the Converted Term Loan shall be used by the Borrower exclusively to satisfy existing obligations to the Bank under the Revolving Credit Note. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations G, T, U or X.

SECTION  2.10.  COMMITMENT FEE; DEFAULT FEE. The Borrower agrees to pay to the
                ----------------------------
Bank from the date of this Agreement through and including the Conversion Date on the first Business Day of each month a commitment fee computed at the rate of one eighth of one (1/8%) percent per annum (computed on the basis of the actual number of days elapsed over 360 days) on the average daily unused amount of the Commitment, such commitment fee being payable for the calendar month, or part thereof, preceding the payment date. Additionally, upon the occurrence of any Event of Default hereunder, the Borrower shall pay the Bank $1,000.00 per each such occurrence, irrespective of a decision by the Bank to waive, or refrain from waiving, such Event of Default.

SECTION  2.11. REDUCTION OF COMMITMENT. Upon at least three (3) Business Days'
               ------------------------
prior written notice, the Borrower may irrevocably elect to have the unused Commitment terminated in whole or reduced in part provided, however, that any such partial reduction shall be in a minimum amount of One Hundred Thousand ($100,000.00) Dollars, or whole multiples thereof. The Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Bank.

SECTION  2.12.  PREPAYMENT.
                -----------

(a) The Borrower shall have the right at any time and from time to time to prepay any Prime Rate Loan, in whole or in part, without premium or penalty on the same day on which telephonic notice is given to the Bank (immediately confirmed in writing) of such prepayment provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is an integral multiple of $100,000.

(b) The Borrower shall have the right at any time and from time to time, subject to the indemnity and reimbursement provisions hereof, to prepay any Eurodollar Loan, in whole or in part, on three (3) Business Days prior irrevocable written notice to the Bank, provided, however, that such prepayment may only be made on an Interest Determination Date.

(c) The Borrower shall have the right at any time and from time to time, subject to the indemnity and reimbursement provisions hereof, to prepay the Converted Term Loan, in whole or in part upon at least three (3) Business Days prior irrevocable written notice to the Bank; provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is an integral multiple of $100,000.

(d) The notice of prepayment shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans by the Borrower. In the absence of such specification, amounts being prepaid in respect of Revolving Credit Loans shall be applied first to any Prime Rate Loan then outstanding. Eurodollar Loans may be prepaid only in accordance with the provisions of paragraph (b) above. In the case of the Converted Term Loan, all partial prepayments shall be applied to installments of principal of the Converted Term Loan in the inverse order of maturity.

SECTION  2.13.  REIMBURSEMENT  BY  BORROWER.
                ----------------------------

(a) The Borrower shall reimburse the Bank upon the Bank's demand for any loss incurred or to be incurred by it in the reemployment of the funds released by any prepayment or conversion of a Fixed Rate Loan required or permitted by this Agreement, if such Fixed Rate Loan is prepaid or converted (whether voluntarily or by acceleration) other than on the last day of the Interest Period for such Fixed Rate Loan, or if the Borrower fails to borrow (or is not able to borrow because of an Event of Default or for any other reason hereunder) after having given the Bank notice of such borrowing. Such loss shall be the product of (i) the difference as determined by the Bank between (x) the rate of interest applicable to such Fixed Rate Loan being prepaid for the remainder of the Interest Period and (y) the rate of interest payable on United States Treasury obligations in an amount and with a maturity similar to such Fixed Rate Loan times (ii) the aggregate amount of principal so prepaid or converted times (iii) the number of days remaining in the applicable Interest Period divided by 360.

(b) The Borrower shall reimburse the Bank upon the Bank's demand for any loss, cost or expense incurred or to be incurred by it (in the Bank's determination) as a result of any prepayment or conversion (whether voluntarily or by acceleration) of any Eurodollar Loan other than on the last day of the Interest Period for such Loan, or if the Borrower fails to borrow the Eurodollar Loan (or is not able to borrow because of an Event of Default or for any other reason hereunder) after having given the Bank irrevocable notice of such borrowing. Such reimbursement shall include, but not be limited to, any loss, cost or expense incurred by the Bank in obtaining, liquidating or redeploying any funds used or to be used in making or maintaining the Eurodollar Loan.

SECTION  2.14.  STATUTORY RESERVES. It is understood that the cost to the Bank
                -------------------
of making or maintaining Eurodollar Loans may fluctuate as a result of the applicability of, or change in, Statutory Reserves. The Borrower agrees to pay to the Bank from time to time, such amounts as shall be necessary to compensate the Bank for the portion of the cost of making or maintaining any Eurodollar Loans made by it resulting from any such Statutory Reserves, or change therein, it being understood that the rates of interest applicable to Eurodollar Loans hereunder have been determine don the basis of Statutory Reserves in effect at the time of determination of the Adjusted LIBOR Rate and that such rates do not reflect costs imposed on the Bank in connection with any change to such Statutory Reserves. It is agreed that for purposes of this paragraph the Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D without benefit or credit of proration, exemptions or offsets which might otherwise be available to the Bank from time to time under Regulation D.

SECTION  2.15.  INCREASED  COSTS.  If,  after  the date of this Agreement, the
                -----------------
adoption of, or any change in, any applicable law, regulation, rule or directive, or any interpretation thereof by any authority charged with the administration or interpretation thereof:

(a) subjects the Bank to any tax with respect to its Commitment, the Notes or on any amount paid or to be paid under or pursuant to this Agreement or the Notes (other than any tax measured by or based upon the overall net income of the Bank);

(b) changes the basis of taxation of payments to the Bank of any amounts payable hereunder (other than any tax measured by or based upon the overall net income to the Bank);

(c) imposes, modifies or deems applicable any reserve, capital adequacy or deposit requirements against any assets held by, deposits with or for the account of, or loans made by, the Bank; or

(d) imposes on the Bank any other condition affecting its Commitment, the Notes or this Agreement; and the result of any of the foregoing is to increase the cost to the Bank of maintaining this Agreement or the Commitment or making the Loans, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Bank or to require the Bank to make any payment on or calculated reference to the gross amount of any sum received by it, in each case by an amount which the Bank in its sole judgment deems material, then and in any such case:

      (i) the Bank shall promptly advise the Borrower of such event, together with the date thereof, the amount of such increased cost or reduction or payment and the way in which such amount has been calculated; and

      (ii) the Borrower shall pay to the Bank, within ten (10) days after the advice referred to in subsection (a) hereinabove, such an amount or amounts as will compensate the Bank for such additional cost, reduction or payment for so long as the same shall remain in effect.

The determination of the Bank as to additional amounts payable shall be conclusive evidence of such amounts absent manifest error.

SECTION  2.16.  CAPITAL  ADEQUACY.  If the Bank shall have determined that the
                ------------------
applicability of any law, rule, regulation or guideline, or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or any lending office of the Bank) or the Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital or on the capital of the Bank's holding company, if any, as a consequence of its obligations hereunder to a level below that which the Bank or the Bank's holding company could have achieved but for such adoption, change or compliance (taking into consideration to the Bank's policies and the policies of the Bank's holding company with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank or the Bank's holding company for any such reduction suffered.

SECTION  2.17.  CHANGE  IN  LEGALITY.
                ---------------------

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any change after the date hereof in law, rule, regulation, guideline or order, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintained any Fixed Rate Loan or to give effect to its obligations as contemplated hereby with respect to a Fixed Rate Loan, then, by written notice to the Borrower, the Bank may:

      (1) declare that Fixed Rate Loans will not thereafter be made hereunder, whereupon the Borrower shall be prohibited from requesting such Fixed Rate Loans hereunder unless such declaration is subsequently withdrawn; and

      (2)require that, subject to the provisions hereof, all outstanding Fixed Rate Loans made by it be converted to a Prime Rate Loan, whereupon all of such Fixed Rate Loans shall be automatically converted to a Prime Rate Loan as of effective date of such notice as provided in paragraph (b) below.

(b) For purposes hereof, a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, for the purposes of paragraph (a) above, if lawful, and if any Fixed Rate Loans shall then be outstanding, on the last day of the then current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.18. INDEMNITY. The Borrower will indemnify the Bank against any loss
              ----------
or expense which the Bank may sustain or incur as a consequence of any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or the occurrence of any Event of Default, including but not limited to any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to affect or maintain such Loan or any part thereof. The Bank shall provide to the Borrower a statement, signed by an officer of the Bank, explaining the amount of any such loss or expense (including the calculation of such amount), which statement shall, in the absence of manifest error, be conclusive with respect to the parties hereto.

SECTION  2.19.  CHANGE  IN  LIBOR; AVAILABILITY OF RATES. In the event, and on
                -----------------------------------------
each occasion, that, on the day the interest rate for any Fixed Rate Loan is to be determined, for (i) a requested Eurodollar Loan, the Bank shall have determined (which determination, absent manifest error, shall be conclusive and binding upon the Borrower) that dollar deposits in the amount of the principal amount of the requested Eurodollar Loan are not generally available in the London Interbank Market, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining the principal amount of such Eurodollar Loan during such Interest Period, such Eurodollar Loan shall be unavailable, or (ii) the Converted Term Loan, the Bank shall have determined (which determination, absent manifest error, shall be conclusive and binding upon the Borrower) that reasonable means do not exist for ascertaining the rate of interest to be applied to such Converted Term Loan, Loans based on such rate (or rates) shall be unavailable. The Bank shall, as soon as practicable thereafter, give written, telex or telephonic notice of such determination of unavailability to the Borrower. Any request by the Borrower for an unavailable Fixed Rate Loan shall be deemed to have been a request for a Prime Rate Loan. After such notice shall have been given and until the Bank shall have notified the Borrower that the circumstances giving rise to such notice no longer exist, each subsequent request for an unavailable Fixed Rate Loan shall be deemed to be a request for a Prime Rate Loan.

SECTION  2.20.  AUTHORIZATION  TO DEBIT BORROWER'S ACCOUNT. The Bank is hereby
                -------------------------------------------
authorized to debit the Borrower's account maintained with the Bank for all scheduled payments of principal and/or interest under the Notes and the commitment fee to be paid periodically pursuant to the terms and conditions hereof.

SECTION  2.21.  LATE  CHARGES,  DEFAULT  INTEREST.
                ----------------------------------

(a) If the Borrower shall default in the payment of any principal installment of or interest on any Loan or any other amount becoming due hereunder, the Borrower shall pay interest, to the extent permitted by law, on such defaulted amount up to the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect with respect to the type of Loan in connection with which the required payments have not been made.

(b) Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on all amounts owing under the Notes and this Agreement (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect hereunder.

SECTION  2.22.  PAYMENTS.All  payments  by the Borrower hereunder or under the
                ---------
Notes shall be made in U.S. dollars in immediately available funds at the office of the Bank by 12:00 noon, New York City time on the date on which such payment shall be due. Interest on the Notes shall accrue from and including the date of each Loan to but excluding the date on which such Loan is paid in full or refinanced with a Loan of a different type.

SECTION  2.23.  INTEREST  ADJUSTMENTS.
                ----------------------

(a) If the provisions of this Agreement or the Notes would at any time otherwise require payment by the Borrower to the Bank of any amount of interest in excess of the maximum amount then permitted by applicable law the interest payments shall be reduced to the extent necessary so that the Bank shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Bank shall receive interest payments hereunder or under the Notes in an amount less than the amount otherwise provided, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to the Bank hereunder and under the

(b) Notes for any subsequent period shall be increased by such maximum amount of the Interest Deficit that may be so added without causing the Bank to receive interest in excess of the maximum amount then permitted by applicable law.

(c) The amount of the Interest Deficit shall be treated as a prepayment penalty and paid in full at the time of any optional prepayment by the Borrower to the Bank of all outstanding Loans. The amount of the Interest Deficit relating to the Notes at the time of any complete payment of the Notes at that time outstanding (other than an optional prepayment thereof) shall be cancelled and not paid.

SECTION  2.24. PARTICIPATIONS, ETC. The Bank shall have the right at any time,
               --------------------
with or without notice to the Borrower, to sell, assign, transfer or negotiate all or any part of the Revolving Credit Note or the Converted Term Loan Note or the Commitment or grant participations therein to one or more banks (foreign or domestic, including an affiliate of the Bank), insurance companies or other financial institutions, pension funds or mutual funds. The Borrower agrees and consents to the Bank providing financial and other information regarding its business and operations to prospective purchasers or participants and further agree that to the extent that the Bank should sell, assign, transfer or negotiate all or any part of the Notes or the Commitment, the Bank shall be forever released and discharged from its obligations under the Notes, the Commitment and this Agreement to the extent same is sold, assigned, transferred or negotiated.



                                  ARTICLE III

                             CONDITIONS OF LENDING

SECTION  3.01.  CONDITION  PRECEDENT  TO  THE  MAKING OF THE INITIAL REVOLVING
                --------------------------------------------------------------
CREDIT  LOAN.  The obligation of the Bank to make the initial Revolving Credit
     --------
Loan contemplated by this Agreement is subject to the condition precedent that the Bank shall have received from the Borrower on or before the date of this Agreement the following, each dated such day, in form and substance satisfactory to the Bank and its counsel:

(a) The Revolving Credit Note duly executed and payable to the order of the Bank and receipt of the Bank of an origination fee in the amount of $5,000.00.

(b) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of the Borrower authorizing the Loans and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

(c) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of the Borrower certifying: (i) the names and true signatures of the officer or officers of the Borrower authorized to sign this Agreement, the Revolving Credit Note, the Converted Term Loan Note and other Loan Documents to be delivered hereunder on behalf of the Borrower; and (ii) a copy of the Borrower's by-laws as complete and correct on the date of this Agreement.

(d) Copies of the certificate of incorporation and all amendments thereto of the Borrower certified by the Secretary of State (or equivalent officer) of the state of incorporation of the Borrower and a certificate of existence and good standing with respect to the Borrower from the Secretary of State (or equivalent officer) of any state in which the Borrower is authorized to do business.

(e) An opinion of Oscar Folger, Esq., counsel for the Borrower as to certain matters referred to in Article IV hereof and as to such other matters as the Bank or its counsel may reasonably request.

(f) From the Borrower, an executed Security Agreement giving to the Bank a first priority perfected security interest in the Eligible Equipment to which the initial Revolving Credit Loan relates and a first priority security interest in all other assets of the Borrower including, but not limited to, all personal property, equipment, fixtures, inventory, accounts, chattel paper and general intangibles all whether now owned or hereafter acquired (the "Collateral"); provided, however, that the Bank's first priority position in the Collateral shall not relate to the assets of the Borrower more fully described on Schedule 5.02 (a) annexed hereto under the heading: "Existing Liens" until the obligations underlying such existing liens on such assets
(hereinafter,  the  "Existing  Liens")  are  satisfied.

(g) From the Borrower, (i) a lien search (effective the date of the initial Revolving Credit Loan) conducted in (A) the offices of the New York Secretary of State and the Secretary of State of each of California, New Jersey and Maryland and (B) the Clerk of Kings County, New York and the clerk of each county within the States of California, New Jersey and Maryland within which Eligible Equipment to be financed with proceeds of Loans will be located, in each case demonstrating that no Liens exist against the Borrower except for Existing Liens; (ii) the invoices required pursuant to Section 2.01 hereof in respect of the Eligible Equipment to which the initial Revolving Credit Loan relates; and (iii) UCC-1 filings perfecting the Bank's first priority security interest in the Collateral including, without limitation, Bank's first priority security interest in such Eligible Equipment.

(h) Receipt and review by the Bank to its satisfaction of (A) a property damage insurance policy for the for the Collateral, in the amount of the greater of (1) the replacement value of the Collateral or (2) the principal amount outstanding under the Loans, naming the Bank as loss payee with an insurance company acceptable to the Bank. The policies shall provide for thirty (30) days prior notice to the Bank of cancellation or change.

(i) The Bank shall have received documentation in form and substance satisfactory to the Bank in its sole discretion (collectively, the "Swap Documentation"), fully executed by the Borrower, providing for one or more interest rate swap transactions.

(j) The following statements shall be true and the Bank shall have received a certificate signed by the President or Chief Financial Officer of the Borrower dated the date hereof, stating that:

(1)          The  representations and warranties contained in Section 2.01 and
Article  IV of this Agreement are true and correct on and as of such date; and

(2) No Default or Event of Default has occurred and is continuing, or would result from the making of the initial Revolving Credit Loan.

(k) All legal matters incident to this Agreement and the Loan transactions contemplated hereby shall be satisfactory to Cullen and Dykman, counsel to the Bank.

(l) The Bank's counsel shall have been paid their fees and disbursements relating to this Agreement, the Loan Documents and the transactions contemplated hereby and thereby.

(m) Receipt by the Bank of such other approvals, opinions or documents as the Bank or its counsel may reasonably request.

SECTION  3.02.  CONDITIONS  PRECEDENT  TO  ALL  REVOLVING  CREDIT  LOANS.  The
                ---------------------------------------------------------
obligations of the Bank to make each Revolving Credit Loan (including the initial Revolving Credit Loan) shall be subject to the further condition precedent that on the date of such Revolving Credit Loan:

     The following statements shall be true and the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower dated the date of such Revolving Credit Loan, stating that:

(a)          The  representations and warranties contained in Section 2.01 and
Article IV of this Agreement are true and correct on and as of such date as though made on and as of such date; and

(b) No Default or Event of Default has occurred and is continuing, or would result from such Revolving Credit Loan.

     The Borrower shall have compiled with each of the terms and conditions of
Section 2.01 relating to the Collateral for such Revolving Credit Loan including, without limitation, the delivery of an amendment to the Security Agreement and UCC-3 amendment statements, in each case, referring to, and describing in sufficient detail, such Collateral and providing invoices relating thereto, and the Borrower shall have demonstrated to the Bank's satisfaction that such Collateral meets the criteria of Eligible Equipment and that, after giving effect to the making of such Revolving Credit Loan, the Bank will have a first priority security interest in the Collateral located within the United States.

     The Bank shall have received such other approvals, opinions or documents as the Bank may reasonably request.

SECTION  3.03. CONDITIONS PRECEDENT TO THE CONVERTED TERM LOAN. The obligation
               ------------------------------------------------
of the Bank to make the Converted Term Loan shall be subject to the condition precedent that the Bank shall have received on or before the Conversion Date all of the documents required by Sections 3.01 and 3.02 and each of the following, in form and substance satisfactory to the Bank and its counsel:

     The  Converted  Term  Loan  Note  duly  executed  by  the  Borrower:

     An opinion of Oscar Folger, Esq., counsel for the Borrower, dated the Conversion Date, as to such matters as the Bank or its counsel may reasonably request;

     Officer's  Certificate,  Etc.  The following statements shall be true and
     ----------------------------
the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower dated the Conversion Date stating that:

(a)          The  representations and warranties contained in Section 2.01 and
Article IV of this Agreement are true and correct on and as of the Conversion Date as though made on and as of such date; and

(b) No Default or Event of Default has occurred and is continuing, or would result from the making of the Converted Term Loan.

     Additional  Documentation.  The  Bank  shall  have  received  such  other
     -------------------------
approvals,  opinions,  or  documents as the Bank or its counsel may reasonably
     --
request.



                                  ARTICLE IV

                         REPRESENTATION AND WARRANTIES

SECTION 4.01. REPRESENTATIONS AND WARRANTIES. On the date hereof, on each date that the Borrower requests a Revolving Credit Loan and on the Conversion Date the Borrower represents and warrants as follows:

(a) On the date hereof, the only Subsidiaries of the Borrower are those set forth on Schedule 4.01(a) annexed hereto, which Schedule accurately sets forth with respect to each such Subsidiary, its name and address, any other addresses at which it conducts business, its state of incorporation and each other jurisdiction in which it is qualified to do business and the identity and share holdings of its stockholders. Except as set forth on Schedule 4.01(a), all of the issued and outstanding shares of each Subsidiary which are owned by the Borrower are owned by the Borrower free and clear of any mortgage, pledge, lien or encumbrance. Except as set forth on Schedule 4.01(a), there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of common or capital stock or other equity interest of the Borrower or any Subsidiary of the Borrower, nor are there outstanding any securities which are convertible into or exchangeable for any shares of the common or capital stock of the Borrower or any Subsidiary of the Borrower.

(b) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to own its assets and to transact the business in which it is presently engaged and is duly qualified and is in good standing in all other jurisdictions where the character or nature of its business requires such qualification.

(c) The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the Borrower's corporate power and have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Borrower; (ii) do not contravene the Borrower's certificate of incorporation, charter or by-laws; (iii) violate any provision of any law, rule, regulation, contractual restriction, order, writ, judgment, injunction, or decree, determination or award binding on or affecting the Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Existing Liens and the Lien of the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

(d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Loan Document to which it is a party, except authorizations, approvals, actions, notices or filings which have been obtained, taken or made, as the case may be.

(e) The Loan Documents when delivered hereunder will have been duly executed and delivered on behalf of the Borrower and will be legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(f) The consolidated financial statements of the Borrower and its Consolidated Affiliates for the fiscal year ended December 31, 1995 and the three fiscal quarterly periods ended September 30, 1996, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Consolidated Affiliates as at such date and the results of operations of the Borrower and its Consolidated Affiliates for the period ended on such date, all in accordance with GAAP, and since such date there has been (i) no material increase in the liabilities of the Borrower and its Consolidated Affiliates and (ii) no Material Adverse Change in the Borrower and its Consolidated Affiliates.

(g) There is no pending or threatened action, proceeding or investigation affecting the Borrower or any Subsidiary of the Borrower before any court, governmental agency or arbitrator, which may either in one case or in the aggregate, result in a Material Adverse Change in the Borrower or any such Subsidiary.

(h) The Borrower has filed all federal, state and local tax returns required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties. The federal income tax liability of the Borrower has been determined and satisfied for all taxable years up to and including the taxable year ending December 31, 1995.

(i) The Borrower and each Subsidiary of the Borrower possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and neither the Borrower nor any such Subsidiary is in violation of any similar rights of others.

(j) Neither the Borrower nor any Subsidiary of the Borrower is a party to any indenture, loan or credit agreement or any other agreement, lease or instrument or subject to any charter or corporate restriction which could result in a Material Adverse Change in the Borrower or any such Subsidiary.

(k) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in any other way which will cause the Borrower to violate the provisions of Regulations G, T, U, or X.

(l) No proceeds of any Loan will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934.

(m) The Borrower and each Subsidiary of the Borrower are in all material respects in compliance with all federal and state laws and regulations in all jurisdictions where the failure to comply with such laws or regulations could result in a Material Adverse Change in the Borrower or any such Subsidiary.

(n) The Borrower, each Subsidiary of the Borrower and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower, any Subsidiary of the Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower, each Subsidiary of the Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA for calculating the potential liability of the Borrower, any such Subsidiary or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither the Borrower, any such Subsidiary nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

(o) The Borrower and each Subsidiary of the Borrower are in compliance with all federal, state or local laws, ordinances, rules, regulations or policies governing Hazardous Materials and neither the Borrower nor any such Subsidiary has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower or any such Subsidiary in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that to the best of the Borrower's and such Subsidiaries' knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from or affecting such property in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

(p) The proceeds of the Revolving Credit Loans and the Converted Term Loan shall be used exclusively for the purposes set forth herein.

(q) The properties and assets of the Borrower are not subject to any Lien other than the Existing Liens and the Liens under the Loan Documents.

(r) Neither the business nor the properties of the Borrower or any Subsidiary of the Borrower are affected by any fire, explosion, accident, strike, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change in the Borrower or any such Subsidiary.

(s) The Lien on the Collateral created by the Security Agreement constitutes a valid first priority perfected security interest in favor of the Bank, except for that portion of the Collateral to which the Existing Liens relate. Each Lien on Eligible Equipment created by the Security Agreement constitutes, or will constitute, as the case may be, a first priority security interest in favor of the Bank.

(t) Schedule 4.01(x) is a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower is in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.



                                   ARTICLE V

                           COVENANTS OF THE BORROWER

SECTION  5.01.  AFFIRMATIVE  COVENANTS.  So  long  as  any amount shall remain
                -----------------------
outstanding under the Revolving Credit Note or the Converted Term Loan Note, or so long as the Commitment shall remain in effect, the-Borrower will, unless the Bank shall otherwise consent in writing:

     Compliance  with  Laws,  Etc.  Comply,  and  cause each Subsidiary of the
     -----------------------------
Borrower to comply, in all material respects with all applicable laws, rules, regulations and orders, where the failure to so comply could result in a Material Adverse Change in the Borrower or any such Subsidiary.

     Reporting  Requirements.  Furnish  to  the  Bank:
     ------------------------

(a)         Annual Financial Statements. As soon as available and in any event
            ----------------------------
within ninety (90) days after the end of each fiscal year of the Borrower (1) a copy of the audited consolidated financial statements of the Borrower and its Consolidated Affiliates for such year, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by independent certified public accountants selected by the Borrower and satisfactory to the Bank, all such financial statements to be prepared in accordance with GAAP; and (2) annual projections relating to the Borrower and its Consolidated Affiliates on a consolidated basis covering the then current fiscal year together with the next succeeding fiscal year thereafter.

(b)      Quarterly Financial Statements. As soon as available and in any event
         -------------------------------
within forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a copy of the consolidated financial statements of the Borrower and its Consolidated Affiliates for such quarter, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative from the figures for the comparable quarter for the previous fiscal year, prepared by the Borrower and satisfactory to Bank, all such financial statements to be prepared in accordance with GAAP. The Borrower and the Bank acknowledge that delivery to the Bank of the Borrower's 10Q statement as delivered to the Securities and Exchange Commission (together with all amendments thereto, if applicable) shall satisfy Borrower's obligations under this Section 5.01(b) (ii) to the extent such 10Q statement contains the financial statements referred to in this Section 5.01(b) (ii).

(c)          Management  Letters. Promptly upon receipt thereof, copies of any
             --------------------
reports submitted to the Borrower by independent certified public accountants in connection with examination of the financial statements of the Borrower made by such accountants;

(d)         Certificate of No Default. Simultaneously with the delivery of the
            --------------------------
financial statements referred to in Section 5.01(b) (i) and (ii), a certificate of the President or the Chief Financial Officer of the Borrower
(1) certifying that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (2) with computations demonstrating compliance with the covenants contained in Section 5.03.

(e)      Notice of Litigation. Promptly after the commencement thereof, notice
         ---------------------
of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary of the Borrower which, if determined adversely to the Borrower or any such Subsidiary could result in a Material Adverse Change in the Borrower or any such Subsidiary.

(f)       Notice of Defaults and Events of Default. As soon as possible and in
          -----------------------------------------
any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

(g)      ERISA Reports. Promptly after the filing or receiving thereof, copies
         --------------
of all reports, including annual reports, and notices which the Borrower or any Subsidiary of the Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible after the Borrower or any such Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any such Subsidiary has instituted or will institute proceedings under Title IV or ERISA to terminate any plan, the Borrower will deliver to the Bank a certificate of the President or the Chief Financial Officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

(h)         Reports to Other Creditors. Promptly after the furnishing thereof,
            ---------------------------
copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this
Section  5.01(b).

(i)       Proxy Statements, Etc. Promptly after the sending or filing thereof,
          ----------------------
copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

(j)       General Information. Such other information respecting the condition
          --------------------
or operations, financial or otherwise, of the Borrower or any Subsidiary of the Borrower as the Bank may from time to time reasonably request.

     Taxes.  Pay  and  discharge,  and  cause  its  Subsidiaries  to  pay  and
     ------
discharge,  all  taxes,  assessments and governmental charges upon it or them,
     ----
its or their income and its or their properties prior to the dates on which penalties are attached thereto, unless and only to the extent that (i) such taxes shall be contested in good faith and by appropriate proceedings by the Borrower or any such Subsidiary, as the case may be, and (ii) there be adequate reserves therefor in accordance with GAAP entered on the books of the Borrower or any such Subsidiary.

     Corporate Existence. Preserve and maintain, and cause its Subsidiaries to
     --------------------
preserve and maintain, their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises and the Borrower and each such Subsidiary in each case where failure to so preserve or maintain could result in a Material Adverse Change in the Borrower or such Subsidiary.

     Maintenance  of  Properties  and  Insurance.  (i)  Keep,  and  cause  any
     --------------------------------------------
Subsidiaries  to  keep,  the  respective  properties  and  assets (tangible or
     ---
intangible)  that  are  useful  and necessary in its business, in good working
     -
order and condition, reasonable wear and tear excepted; and (ii) maintain, and cause any Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning properties doing business in the same general areas in which the Borrower and any such Subsidiaries operate.

     Books  of  Record  and  Account. Keep and cause any Subsidiaries to keep,
     --------------------------------
adequate records and proper books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with GAAP, reflecting all financial transactions of the Borrower and any such Subsidiaries.

     Visitation.  Upon  3  Business  Days prior notice, permit the Bank or any
     -----------
agents or representatives thereof, to examine and make copies of and abstracts from the books and records of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of the officers or directors of the Borrower or the Borrower's independent accountants.

     Performance and Compliance with Other Agreements. Perform and comply with
     -------------------------------------------------
each of the provisions of each and every agreement the failure to perform or comply with which could result in a Material Adverse Change in the Borrower or any Subsidiary.

     Continued  Perfection  of  Liens and Security Interest. Record or file or
     -------------------------------------------------------
rerecord or refile the Loan Documents or a financing statement or any other filing or recording or refiling or rerecording in each and every office where and when necessary to preserve and perfect the security interests of the Loan Documents.

     Pension Funding. Comply with the following and cause each ERISA Affiliate
     ----------------
of the Borrower or any Subsidiary of the Borrower to comply with the following:

(a) engage solely in transactions which would not subject any of such entities to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in either case in an amount in excess of $25,000.00;

(b) make full payment when due of all amounts which, under the provisions of any Plan or ERISA, the Borrower, any such Subsidiary or any ERISA Affiliate of any of same is required to pay as contributions thereto;

(c) all applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder, including but not limited to Section 412 thereof, and all applicable rules, regulations and interpretations of the Accounting Principles Board and the Financial Accounting Standards Board;

(d) not fail to make any payments in an aggregate amount greater than $25,000.00 to any Multiemployer Plan that the Borrower, any such Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

(e) not take any action regarding any Plan which could result in the occurrence of a Prohibited Transaction.

     Licenses. Maintain at all times, and cause each Subsidiary to maintain at
     ---------
all times, all licenses or permits necessary to the conduct of its business or as may be required by any governmental agency or instrumentality thereof.

     New Affiliates. Cause any Affiliate of the Borrower formed after the date
     ---------------
of this Agreement to become a Guarantor of all Debts and other obligations of the Borrower to the Bank; provided, however, that this Section 5.01(1) shall relate only to such Affiliates in the event (i) the Borrower's Investment therein equals or exceeds $1,000,00.00; or (ii) such Affiliate would still be considered an Affiliate of the Borrower after application of the definition "Affiliate" set forth in Article 1 hereof with the percentages set forth therein deemed to be 80% instead of 5%.

SECTION  5.02.  NEGATIVE  COVENANTS.  So  long  as  any  amount  shall  remain
                --------------------
outstanding under the Revolving Credit Note or the Converted Term Loan Note, or so long as the Commitment shall remain in effect, the Borrower will not, without the written consent of the Bank:

     Liens, Etc. Create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

(a)          Liens  in  favor  of  the  Bank  and  the  Existing  Liens;

(b) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

(c) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

(d) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

(e) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

(f) Liens and Existing Liens described in Schedule 5.02(a), provided that no such Liens or Existing Liens or obligations secured thereby shall be renewed, extended or refinanced;

(g) Judgment and other similar Liens arising in connection with court proceedings (other than those described in Section 6.01(f)), provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

(h) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the Borrower's occupation, use and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

(i) Purchase money Liens on any property other than Eligible Equipment hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided that:

(j) Any property subject to any of the foregoing does not constitute Eligible Equipment finance or to be financed by a Loan hereunder, and has been acquired by the Borrower in the ordinary course of its business and the Lien on any such property has been created contemporaneously with such acquisition;

(k) Each such Lien shall attach only to the property so acquired and fixed improvements thereon;

(l)      The obligation secured by such Lien is permitted by the provisions of
Section  5.02(b) after giving effect to the other terms and conditions hereof;
and

(m) Liens granted by the Borrower to a lender in order to secure working capital financing on terms similar to those governing the line of credit maintained by the Bank for the Borrower (the "Line of Credit"); provided, however, that the Borrower and the Bank acknowledge and agree that such Liens may only be granted in the event the Bank refuses a request for borrowing under the Line of Credit and there are no loans outstanding under the Line of Credit at the time of such refusal; provided, further, that the Borrower and the Bank acknowledge and agree that such additional Liens shall be granted upon terms and conditions which in all respects fully subordinate the rights of payment and remedy of such lender to the rights of the Bank to the indefeasible repayment of all indebtedness, liabilities and obligations of the Borrower to the Bank and all of the Bank's remedies relating thereto.

     Debt.  Create,  incur,  assume,  or  suffer  to  exist, any Debt, except:
     -----

(a) Debt of the Borrower under this Agreement, the Notes, the Swap Documentation and the Line of Credit;

(b) Debt described in Schedule 5.02(b), provided that no such Debt shall be renewed, extended or refinanced;

(c) Subordinated Debt including, without limitation, any indebtedness secured by liens granted in accordance with Section 5.02(a) (x) hereof for so long as such indebtedness remains Subordinated Debt;

(d) Accounts payable to trade creditors for goods or services which are not aged more than One Hundred Eighty (180) days past due and with respect to which, payment has been demanded, and current operating liabilities (other than for borrowed money) which are not more than One Hundred Eighty (180) days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

(e) Debt of the Borrower secured by purchase money Liens or Existing Liens permitted by Section 5.02(a) (ix).

     Lease  Obligations.  Create,  incur,  assume,  or  suffer  to  exist  any
     -------------------
obligation  as lessee for the rental or hire of any real or personal property,
     ---
except (i) Capital Leases permitted by Section 5.02(a); (ii) leases existing on the date of this Agreement and any extensions or renewals thereof; and
(iii) leases (other than Capital Leases) which do not in the aggregate require the Borrower to make payments (including taxes, insurance, maintenance, and similar expenses which the Borrower is required to pay under the terms of any lease) in any fiscal year of the Borrower in excess of One Million Five Hundred Thousand ($1,500,000.00) Dollars.

     Merger.  Merge into, or consolidate with or into, or have merged into it,
     -------
any Person; and, for the purpose of this subsection (d), the acquisition or sale by the Borrower by lease, purchase or otherwise, of all, or substantially all, of the common stock or the assets of any Person shall be deemed a merger of such Person with the Borrower; provided, however, that notwithstanding the foregoing, the Borrower shall be permitted to enter into agreements, and to consummate transactions relating to (i) mergers or joint ventures resulting in the Borrower as the surviving entity thereof (or, in the case of a joint venture, if the entity(s) formed as a result of the joint venture constitute(s) an Affiliate of the Borrower) and involving aggregate consideration to be paid upon the consummation thereof in an aggregate amount of less than $1,000,000.00; and (ii) mergers or joint ventures involving aggregate consideration to be paid upon the consummation thereof in an aggregate amount equal to or exceeding $1,000,000.00 with respect to which the Borrower has received the Bank's prior written consent.

     Sale  of  Assets, Etc. Sell, assign, transfer, lease or otherwise dispose
     -----------------
of any of its assets, (including a sale leaseback transaction) with or without recourse, except for (i) inventory disposed of in the ordinary course of business; and (ii) the sale or other disposition of assets no longer used or useful in the conduct of its business.

     Investments, Etc. After giving effect to the terms and conditions hereof,
     -----------------
make  any  Investment  other  than  Permitted  Investments.

     Transactions  With  Affiliates.  Except  for  transactions  between  the
     -------------------------------
Borrower  and  Consolidated  Subsidiaries  or  Guarantors  and  except  in the
     --
ordinary course of business and pursuant to the reasonable requirements of the
     --
Borrower's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or the Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

     Prepayment of Outstanding Debt. Pay, in whole or in part, any outstanding
     -------------------------------
Debt (other than Debt owing to the Bank) of the Borrower, which by its terms is not then due and payable.

     Guarantees. Guaranty, or in any other way become directly or contingently
     -----------
obligated for any Debt of any other Person (including any agreements relating to working capital maintenance, take or pay contracts or similar arrangements) other than the endorsement of negotiable instruments for deposit in the ordinary course of business.

     Change  of  Business.  Materially  alter  the  nature  of  its  business.
     ---------------------

     Fiscal  Year.  Change  the  ending  date of its fiscal year from December
     -------------
31st.

     Losses.  Incur  a net loss for any fiscal year; provided, however, that a
     -------
net loss of not more than $650,000 may be incurred by the Borrower in respect of its fiscal year ending December 31, 1996.

     Accounting  Policies. Change any accounting policies, except as permitted
     ---------------------
by  GAAP.

     Change  of  Tax Status. Change its tax reporting status without the prior
     -----------------------
written  consent  of  the  Bank.

     Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire or
     ---------------
otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any share of its capital stock; provided, however, that the Borrower may declare and pay stock dividends in respect of its capital stock and may repurchase shares of its common stock so long as both before and after giving effect to any such declaration, payment or repurchase, no Default or Event of Default then exists.

     Hazardous  Material.  The  Borrower  and  each Subsidiary of the Borrower
     --------------------
shall not cause or permit any property owned or occupied by the Borrower or any such Subsidiary to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations nor shall the Borrower or any such Subsidiary cause or permit, as a result of any intentional or unintentional act or omission on the part of the Borrower or any such Subsidiary or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower or any such Subsidiary or onto any other property. The Borrower and each such Subsidiary shall not fail to comply with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall not fail to obtain and comply with, any and all approvals, registrations or permits required thereunder. The Borrower shall execute any documentation required by the Bank in connection with the representations, warranties and covenants contained in this paragraph and
Section  4.01  of  this  Agreement.

     Loans;  Advances.Make  any  loan or advance to any third party; provided,
     -----------------
however, that the Borrower may make loans and advances (i) in unlimited amounts to wholly owned Subsidiaries which are also Consolidated Affiliates and Guarantors hereunder; (ii) in amounts not exceeding $1,000,000.00 per entity to Affiliates and Subsidiaries which are not Guarantors hereunder; and
(iii) in an aggregate amount not to exceed $100,000.00 to third parties which are not Guarantors, Affiliates or Subsidiaries.

     Agree to acquire stock or assets of any Person without the prior written consent of the Bank.

SECTION  5.03.  FINANCIAL  REQUIREMENTS.  So  long  as any amount shall remain
                ------------------------
outstanding under the Revolving Credit Note or the Converted Term Loan Note or so long as the Commitment shall remain in effect or so long as there shall remain outstanding any indebtedness, liabilities or obligations of the Borrower to the Bank:

(a)     Minimum Consolidated Tangible Net Worth. The Borrower will maintain as
        ----------------------------------------
at the dates referred to below a Consolidated Tangible Net Worth of not less than the amounts set forth below opposite each such date(s):






Dates                                                       Minimum Consolidated
                                                            Tangible Net Worth

12/31/96                                                    $       8,100,000.00

3/31/97 and 6/30/97                                         $       7,800,000.00

9/30/97 and the last day of each fiscal quarter thereafter  $       8,000,000.00



(b)        Leverage Ratio. The Borrower will maintain as the dates referred to
           ---------------
below a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at not greater than the ratio set forth below opposite each date(s):






                                Maximum Ratio of Consolidated
                                Total Liabilities to
Dates                           Consolidated Tangible Net Worth

12/31/96 and the last day of
each fiscal quarter thereafter                        1.00:1.00



(c)       Debt Service Coverage Ratio. The Borrower will maintain for the four
          ----------------------------
consecutive fiscal quarterly periods ending on a determination date, a Debt Service Coverage Ratio at not less than the ratio set forth below opposite the applicable determination date:






Determination Date:                                  Minimum Debt Service Coverage Ratio

December 31, 1997                                                              1.00:1.00

March 31, 1998 and the last day of each
fiscal quarter thereafter                                                      1.25:1.00



                                  ARTICLE VI

                               EVENTS OF DEFAULT

SECTION  6.01.  EVENTS  OF DEFAULT. If any of the following events ("Events of
                -------------------
Default")  shall  occur  and  be  continuing:

(a) The Borrower shall fail to pay any installment of principal of, or interest on the Revolving Credit Note or the Converted Term Loan Note or any fees or other amounts owed in connection with this Agreement within ten (10) days after due under the terms hereof; or

(b) Any representation or warranty made by the Borrower herein or in the Loan Documents or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

(c) The Borrower shall fail to perform any term, covenant, or agreement contained in this Agreement or in any other Loan Document (other that the Notes) or any other agreement, instrument or document on its part to be performed or observed in favor of the Bank or any other Person including, without limitation, with respect to the Swap Documentation or the Line of Credit.

(d) The Borrower or any Subsidiary of the Borrower shall fail to pay any Debt (excluding Debt evidenced by the Revolving Credit Note and the Converted Term Loan Note) of the Borrower, or any such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

(e) The Borrower or any Subsidiary of the Borrower shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and if instituted against the Borrower or any such Subsidiary shall remain undismissed for a period of 30 days; or the Borrower or any such Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (e); or

(f) Any judgment or order or combination of judgments or orders for the payment of money, in excess of $50,000 in the aggregate, which sum shall not be subject to full, complete and effective insurance coverage, shall be rendered against the Borrower or any Subsidiary of the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(g) Any of the following events occur or exist with respect to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Even with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Borrower, any such Subsidiary or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed Fifty Thousand ($50,000) Dollars.

(h) This Agreement or any other Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or shall be declared to be null and void, or the validity or enforceability of any document or instrument delivered pursuant to this Agreement shall be contested by the Borrower or any party to such document or instrument or the Borrower or any party to such document or instrument shall deny that it has any or further liability or obligation under any such document or instrument; or

(i) An event of default specified in any Loan Document other than this Agreement shall have occurred and be continuing.

(j) Any event occurs which would, after notice or lapse of time or both, adversely affect the security interest of the Bank in Collateral including, without limitation, any first priority security interest granted to the Bank under the terms hereof and the Loan Documents in Eligible Equipment.

SECTION  6.02.  REMEDIES ON DEFAULT. Upon the occurrence and continuance of an
                --------------------
Event of Default the Bank may by notice to the Borrower, (i) terminate the Commitment, (ii) declare the Revolving Credit Note, the Converted Term Loan Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Commitment shall be terminated, the Revolving Credit Note, the Converted Term Loan Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (ii) proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any Loan Document, or in aid of the exercise of any power granted in either this Agreement or any Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder or under any Loan Document, provided, however, upon the occurrence of an Event of default referred to in Section 6.01(e), the Commitment shall be immediately terminated, the Revolving Credit Note and the Converted Term Loan Note, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Any amounts collected pursuant to action taken under this Section 6.02 shall be applied to the payment of, first, any costs incurred by the Bank in taking such action, including but without limitation attorneys fees and expenses, second, to payment of the accrued interest on the Revolving Credit Note and the Converted Term Loan Note, and third, to payment of the unpaid principal of the Revolving Credit Note and the Converted Term Loan Note.

SECTION 6.03. REMEDIES CUMULATIVE. No remedy conferred upon or reserved to the
              --------------------
Bank hereunder or in any Loan Document is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement or in any Loan Document.



                                  ARTICLE VII

                                 MISCELLANEOUS

SECTION  7.01.  AMENDMENTS,  ETC.  No  amendment, modification, termination or
                -----------------
waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION  7.02. NOTICES, ETC. All notices and other communications provided for
               -------------
hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed, sent by facsimile or delivered, if to the Borrower, at the address of the Borrower set forth at the beginning of this Agreement and if to the Bank, at the address of the Bank set forth at the beginning of this Agreement to the attention of the Bank's Account Officer, or, as to each party, at such other address as shall be designated by such party' in a written notice complying as to delivery with the terms of this Section 7.02 to the other parties. All such notices and communications shall be effective when mailed, telegraphed or delivered, except that notices to the Bank shall not be effective until received by the Bank.

SECTION  7.03.  NO  WAIVER,  REMEDIES.  No  failure on the part of the Bank to
                ----------------------
exercise, and no delay in exercising, any right, power or remedy under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

SECTION 7.04. COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand
              --------------------------
all costs and expenses of the Bank in connection with the preparation, execution, delivery and administration of this Agreement, the Revolving Credit Note, the Converted Term Loan Note and any other Loan Documents, including, without limitation, the fees and expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement, and all costs and expenses, if any (including counsel fees and expenses), in-connection with the enforcement of this Agreement, the Revolving Credit Note, the Converted Term Loan Note and any other Loan Documents. The Borrower shall at all times protect, indemnify, defend and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Borrower acknowledges that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Bank's gross negligence or willful misconduct. The provisions of this Section 7.04 shall survive the payment of the Notes and the termination of this Agreement.

SECTION  7.05.  RIGHT  OF  SET-OFF.  Upon  (i)  the  occurrence and during the
                -------------------
continuance of any Event of Default and (ii) the declaration of the making of the Revolving Credit Note or the Converted Term Loan Note due and payable pursuant to the provisions of Section 6.02, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Revolving Credit Note and the Converted Term Loan Note, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Revolving Credit Note or the Converted Term Loan Note and although such obligations may be unmatured. The rights of the Bank under this Section are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

SECTION  7.06.  BINDING  EFFECT. This Agreement shall become effective when it
                ----------------
shall have been executed by the Borrower and the Bank and thereafter it shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have any right to assign its rights hereunder to any interest herein without the prior written consent of the Bank.

SECTION  7.07.  FURTHER  ASSURANCES.  The Borrower agrees at any time and from
                --------------------
time to time at its expense, upon request of the Bank or its counsel, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action the Bank may deem desirable in obtaining the full benefits of, or in preserving the liens on or security interests in the Collateral.

SECTION  7.08.  SECTION  HEADINGS, SEVERABILITY, ENTIRE AGREEMENT. Section and
                --------------------------------------------------
subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement and each Loan Document is intended to be severable; if any term or provision of this Agreement, any Loan Document, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All exhibits and schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement and the exhibits and schedules attached hereto embody the entire Agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION  7.09. GOVERNING LAW.This Agreement, the Revolving Credit Note and the
               --------------
Converted Term Loan Note and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION  7.10. WAIVER OF JURY TRIAL. The Borrower, each Guarantor and the Bank
               ---------------------
waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Agreement or any Loan Document.

SECTION 7.11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any
              --------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



INNODATA  CORPORATION



By:______/S/__________

Name:  Martin  Kaye

Title:  V.  P.  Finance





THE  CHASE  MANHATTAN  BANK

By:______/S/__________

Name:  Brian  A.  Ziemba

Title:  Vice  Presdident

                             REVOLVING CREDIT NOTE

$1,000,000.00

Brooklyn,  New  York

January  30,  1997

FOR VALUE RECEIVED, on the earlier of the Conversion Date (as defined in the Agreement defined below) or December 31, 1997, INNODATA CORPORATION, a Delaware corporation, having its principal place of business at 95 Rockwell Place, Brooklyn, New York 11217 (the "Borrower"), promises to pay to the order of THE CHASE MANHATTAN BANK ("Bank") at its office located at One Pierrepont Plaza, Brooklyn, New York 11201, the principal sum of the lesser of: (a) ONE MILLION ($1,000,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below).

Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement.

All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note.

This Note is the Revolving Credit Note referred to in that certain Loan Agreement between Borrower and Bank of even date herewith (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other `address as may be designated in writing by the Borrower to Bank in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same. Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such terms or condition.

Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

This Note shall be construed in accordance with and governed by the laws of the State of New York.



 INNODATA  CORPORATION



 By:  _____/S/_____

 Name:  Martin  Kaye

 Title:  V.  P.  Finance

                                     CHASE

                           GRID TIME PROMISSORY NOTE

January  30,  1997

For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 270 PARK AVE, NEW YORK, NEW YORK 10017, or to such other address as Chase may notify the undersigned, the sum of TWO MILLION AND NO CENTS Dollars ($2,000,000) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

This  Note  includes  any  Schedule  or  Rider  attached  hereto.

MATURITY  DATE(S).  Each  loan  shall  mature  on the last day of the Interest
------------------
Period  therefor,  as  noted  on  the  Interest  Period column on the attached
-----
schedule.  As  to  a  Variable Rate loan, if no Interest Period is noted, then
-----
such  loan  is  payable  On  Demand.
---

INTEREST.  The undersigned promise(s) to pay interest on the unpaid balance of
---------
the principal amount of each such loan from and including the date of each loan to but excluding the date such loan shall be paid in full at the following applicable rates (check Other Rate box if applicable):

Variable Rate: A rate of interest per year which shall automatically increase or decrease from time to time so that all times such rate shall remain equal to that rate of interest from time to time announced by Chase at its head office as its prime commercial lending rate (the "Prime Rate") plus 1/2%. Changes in the rate of interest hereunder shall be effective as of and for the entire day on which such change in the Prime Rate becomes effective.

and

x      Other  Rate:  see  Rider(s)  attached  hereto.

Interest shall be payable, as to a Variable Rate loan, on the 1st day of each month and as to an Other Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then on the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal. Interest shall be calculated on the basis of a year of 360 days and payable for the actual number of days elapsed.

After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice.

PAYMENTS.  All  payments  under this Note shall be made in lawful money of the
---------
United  States of America and in immediately available funds at Chase's office
--
specified above. Chase may (but shall not be obligated) debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (any of) the undersigned with Chase. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without premium unless otherwise specified on a Rider attached hereto. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.

Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day which Chase's head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

AUTHORIZATIONS.  The  undersigned  hereby  authorizes  Chase to make loans and
---------------
disburse  the  proceeds  thereof  to  the  account  listed  below  and to make
----
repayments  of  such  loans  by debiting such account upon oral, telephonic or
----
telecopied  instructions  made  by  any  person purporting to be an officer or
---
agent  of the undersigned who is empowered to make such requests and give such
---
instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

RECORDS.  The  date, amount and maturity date of each loan under this Note and
--------
each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

REPRESENTATIONS  AND  WARRANTIES.  If  the  undersigned  is  other  than  an
---------------------------------
individual,  the  undersigned  represents  and warrants upon the execution and
----------
delivery  of  this  Note and upon each loan request hereunder, that: (a) it is
---
duly  organized and validly existing under the laws of the jurisdiction of its
--
organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information. If the undersigned is an individual, the undersigned represents and warrants at the times set forth at the beginning of this section, the correctness of clauses (c), (d), (e), (f), (g) and (h) above to the extent applicable to an individual.

NO  COMMITMENT. This Note does not create and shall not be deemed or construed
---------------
to create any contractual commitment to lend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.

SECURITY.  As  collateral security for the payment of this Note and of any and
---------
all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

DEFAULT. IF any of the following events of default shall occur with respect to
--------
any  of  the  undersigned  (each  an  "Event  of  Default").

(a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;

(b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

(c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed, and such failure shall continue for 30 consecutive days;

(d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness;

(e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors;
(iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;

(f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;

(g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document; (h) any security agreement or other agreement (whether by the undersigned or any Third Party) granting a security interest, lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest, lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement.

(h) the undersigned shall make or permit to be made any material change in the character, management or direction of the undersigned's business or operations (including, but not limited to, a change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;

(i) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;

(j) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

(k) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

THEN, IN ANY SUCH CASE, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by Chase.

THE EVENTS OF DEFAULT AND REMEDIES SET FORTH ABOVE ARE IN ADDITION TO AND WITHOUT IN ANY WAY DIMINISHING ANY RIGHT BY CHASE TO MAKE DEMAND FOR PAYMENT AT ANY TIME.

CERTAIN  WAIVERS.  The  undersigned  waive(s) presentment, notice of dishonor,
-----------------
protest  and  any  other  notice  or  formality  with  respect  to  this Note.
---

COSTS.  The  undersigned  agree(s) to reimburse Chase on demand for all costs,
------
expenses  and  charges  (including,  without  limitation,  fees and charges of
--
external  legal  counsel  for  Chase and costs allocated by its internal legal
--
department) in connection with the preparation, interpretation, performance or
--
enforcement  of  this  Note  and  the  Facility  Documents.

NOTICES. All notices, requests, demands or other communications to or upon the
--------
undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or (c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

ASSIGNMENT.  This  note shall be binding upon the undersigned and its or their
-----------
successors and shall inure to the benefit of Chase and its successors and assigns.

AMENDMENT  AND  WAIVER.  This  Note may be amended only by a writing signed on
-----------------------
behalf  of  each  party and shall be effective only to the extent set forth in
---
that  writing.  No  delay  by Chase in exercising any power or right hereunder
--
shall  operate  as  a waiver thereof or of any other power or right; nor shall
--
any  single or partial exercise of any power or right preclude other or future
--
exercise  thereof,  or  the  exercise  of  any other power or right hereunder.

GOVERNING  LAW:  JURISDICTION.  This  Note  shall governed by and construed in
------------------------------
accordance  with the laws of the State of New York, Connecticut or New Jersey,
----
depending on the location of the Chase office set forth in this Note. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

MAXIMUM  INTEREST.  Notwithstanding  any  other  provision  of  this Note, the
------------------
undersigned  shall  not  be  required  to pay any amount pursuant to this Note
------
which  is  in excess of the maximum amount permitted to be charged by national
----
banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

Commercial Transaction. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52L-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT
REMEDY  AVAILABLE  TO    CHASE.

BORROWER  WAIVERS.  THE  UNDERSIGNED  HEREBY  KNOWINGLY,  VOLUNTARILY  AND
------------------
INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY
----------
RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

Chase  Account  No.  to  be  charged  for

Disbursements  and  Payments:  012  -080020



INNODATA  CORPORATION


By  _____/S/_____

Print  Name  MARTY  KAYE
Title:    Chief  Financial  Officer


By  ________

Print  Name:
Title:


Address  for  notices
95  ROCKWELL
BROOKLYN,  NY  11217
Telecopier  No.  (718)  260  4375